________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  ____________


             Date of Report                       Commission File Number 0-23155
  (Date of earliest  event  reported)
            January 28, 2000


                                 TRIMERIS, INC.
                           (Exact name of registrant)


       Delaware                                     56-1808663
  (State of organization)               (I.R.S. Employer Identification Number)


         4727 University Drive, Suite 100, Durham, North Carolina 27707
             (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone Number)





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


ITEM 5.  OTHER EVENTS

         Pursuant to the terms and conditions of the form of Purchase Agreement filed as Exhibit 99 to this Current Report, Trimeris, Inc. closed a private placement of 1,750,000 shares of common stock to new and current shareholders at a price per share of $40.50.


ITEM 7.  EXHIBITS

         Exhibit No.
         -----------

           99 Form of Purchase Agreement dated as of January 28, 2000 by and between Trimeris, Inc. and the Purchasers set forth on the signature page thereto.

                                    SIGNATURE
                                    ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRIMERIS, INC.



                                    By: /s/ Dani P. Bolognesi
                                       _________________________________
                                       Dani P. Bolognesi
                                       Chief Executive Officer and
                                       Chief Scientific Officer



Dated:  February 3, 2000